UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 21, 2014

PISMO COAST VILLAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

California                                        #0-8463                                        95-2990441

(State or other jurisdiction                            (Commission File                    (IRS Employer Identification

       of incorporation)                                            Number)                                            Number)

165 South Dolliver Street, Pismo Beach, California  93449

(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code (805) 773-5649

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Election of Directors

The annual meeting of the shareholders of Pismo Coast Village, Inc. was held January 18, 2014, at 9:00 a.m. at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420. At that meeting, the following Directors were elected to serve until the annual meeting in January 2015, or until successors are elected and have qualified.

Following each elected Director’s name is the total number of votes cast for that Director:

Brittain, Kurt	703
Buchaklian, Harry	731
Enns, Rodney	672
Eudaly, Douglas	1,040
Fischer, William	677
Hardesty, Wayne	662
Harris, R. Elaine	842
Hearne, Dennis	702
Hickman, Glenn	672
Hughes, Terris	686
Nelson, Garry	669
Nunlist, Ronald	805
Pappi, Jr., George	696
Pettibone, Jerald	699
Plumley, Dwight	1,065
Roberts, Jerry	670
Willems, Gary	697
Williams, Jack	682

Further, the following additional matters were voted upon at the meeting, and the number of affirmative votes and negative votes cast with respect to each such matter is set forth below:

Proposal to approve the selection of Brown Armstrong Accountancy Corporation to serve as independent certified public accounts for the Company for Fiscal Year 2013 – 2014:

Affirmative Votes	723
Negative Votes	5
Abstains	30

Proposal to approve a non-binding advisory vote to approve the compensation of the Company’s named executive officer:

Affirmative Votes	622
Negative Votes	43
Abstains	73

Proposal to approve a non-binding advisory vote to recommend whether the advisory shareholder vote on executive compensation should occur every one, two or three years :

One Year	167
Two Years	112
Three Years	358
Abstains	103

OTHER INFORMATION

The annual meeting of the shareholders of Pismo Coast Village, Inc. was held January 18, 2014, at 9:00 a.m. at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420. Following that meeting, the newly elected Board held a reorganizational meeting at which the following officers were elected to serve until the next Annual Shareholder’s Meeting:

President	Ronald Nunlist
Executive Vice President	Terris Hughes
Vice President – Finance/Chief Financial Officer	Wayne Hardesty
Vice President – Operations	Dwight Plumley
Vice President – Secretary	George Pappi, Jr.
Assistant Corporate Secretary	Jay Jamison

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PISMO COAST VILLAGE, INC.

Date:

 JANUARY 21, 2014

By :

/s/  JAY JAMISON

Jay Jamison

Chief Operating Officer, General Manager and

Assistant Corporate Secretary

(principal executive officer)

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